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                                                                   EXHIBIT 10.23
                          SECURITIES PURCHASE AGREEMENT

         This Securities Purchase Agreement (the "Agreement") is made as of the 13th day of December, 2001, by and between ISTA Pharmaceuticals, Inc. (the "Company"), a Delaware corporation, with its principal place of business at 15279 Alton Parkway #100, Irvine, California 92618, and Otsuka Pharmaceutical Co., Ltd., a corporation organized under the laws of Japan, with a principal place of business at 2-9, Kanka Tsukasa-cho, Chiyoda-ku, Tokyo 101-8535, Japan (the "Purchaser").

                                    RECITALS

         A. The Purchaser and the Company have of even date herewith entered into a License Agreement and a Supply Agreement (collectively, the "License Agreements") and the obligations in the License Agreements are conditioned upon the execution and delivery of this Agreement.

         B. The Company has authorized the issuance and sale to the Purchaser, pursuant to this Agreement, of an aggregate of up to $4,000,000 of shares of the Company's Common Stock, par value $.001 per share (the "Common Stock").

         B. The Purchaser desire to purchase and the Company desires to issue and sell shares of Common Stock on the terms and subject to the conditions set forth herein.

                                    AGREEMENT

         NOW, THEREFORE, in consideration of the foregoing premises, the mutual covenants herein contained and other good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

         SECTION 1. Commitment to Purchase.

                  1.01 Number of Shares. Upon the basis of the representations and warranties, and subject to the terms and conditions contained herein, the Company agrees to issue and sell to the Purchaser and the Purchaser agrees to purchase from the Company, at the Closing Date (as defined below), 845,665 shares of Common Stock (the "Shares") at an aggregate purchase price of USD $3,999,995.45.

                  1.02 Purchase Price. The Shares will be sold to the Purchaser at a price of $4.73 per share.

         SECTION 2. The Closing.

                  2.01 Closing Date. The closing of the purchase and sale of the Shares (the "Closing") shall take place at the offices of Wilson Sonsini Goodrich & Rosati, 650 Page Mill Road, Palo Alto, California ten days after the date hereof, or at such other location and on such other date
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as the Company and the Purchaser shall mutually agree. The date and time of the
Closing are referred to herein as the "Closing Date."

                  2.02 Payment. At the Closing, Purchaser shall deliver to the Company (i) the purchase price for the Shares being purchased by the Purchaser by check or by wire transfer of immediately available funds to an account designated by the Company at the Closing and (ii) the documents set forth in
Section 6.02 of this Agreement.

                  2.03 Certificate. At the Closing, the Company shall deliver or cause to be delivered to the Purchaser (i) a certificate representing the Shares purchased by the Purchaser, in definitive form and registered in the Purchaser's name or such other name as such Purchaser shall request at least two business days prior to the Closing Date and (ii) the documents set forth in Section 6.01 of this Agreement.

         SECTION 3. Representations and Warranties of the Company. Except as set forth on a Schedule of Exceptions annexed hereto as Exhibit B, the Company hereby represents and warrants to the Purchaser on the date hereof and as of the Closing Date as follows:

                  3.01 Organization and Qualification. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware. The Company does not own, directly or indirectly, any shares of stock or any other equity or long-term debt securities of any corporation or have any equity interest in any firm, partnership, joint venture, association or other entity, except for the Company's interest in Visonex Pte. Ltd., a wholly-owned subsidiary incorporated in Singapore. The Company has the power and authority, corporate or otherwise, as appropriate, to own, lease and operate its properties and to conduct its business as now conducted and to enter into and perform its obligations under this Agreement and the Registration Rights Agreement, in the form annexed hereto as Exhibit A (the "Registration Rights Agreement"). The Company is duly qualified as a foreign corporation and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure to so qualify would not individually or in the aggregate have a material adverse effect on the condition (financial or otherwise), earnings, properties, business, prospects or results of operations of the Company (a "Material Adverse Effect").

                  3.02 Authorized Capital Stock. As of the date hereof, the authorized capital stock of the Company consists of 100,000,000 shares of Common Stock, $0.001 par value, and 5,000,000 shares of Preferred Stock, $0.001 par value. As of the date hereof, approximately 15,600,259 shares of Common Stock and no shares of Preferred Stock will be validly issued and outstanding, and each outstanding share of Common Stock is fully paid and nonassessable. The Company has reserved approximately 77,741 shares of Common Stock for issuance pursuant to the Company's 2000 Stock Plan and has unexercised options to purchase 2,563,900 shares of Common Stock outstanding as of the date hereof. The designations, powers, preferences, rights, qualifications, limitations and restrictions in respect of each class and series of authorized capital stock of the Company are as set forth in the Company's certificate of incorporation, a true and correct copy of which, as amended to date, has previously been provided to the Purchaser, and there are no additional agreements specifying any rights with respect thereto. The issued and outstanding shares of Common Stock


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were not issued in violation of or are not otherwise subject to any preemptive or other similar rights or other rights to subscribe for or purchase securities, and conform to the description thereof contained in the reports (the "`34 Act Reports") filed by the Company with the Securities and Exchange Commission (the "Commission") since January 1, 2001 pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act"). Except for options issued under the Company's stock plans, the Company does not have outstanding any options or warrants to purchase, or any preemptive rights or other rights to subscribe for or to purchase, any securities or obligations convertible into, or any contracts or commitments to issue or sell, shares of its capital stock or any shares of capital stock of any subsidiary and there is no commitment, plan or arrangement to issue, any securities or obligations convertible into any shares of capital stock of the Company or any such options, rights convertible securities or obligations. The description of the Company's capital stock, stock bonus and other stock plans or arrangements and the options or other rights granted and exercised thereunder, contained in the `34 Act Reports accurately and fairly presents the information required to be shown with respect to such capital stock, plans, arrangements, options and rights.

                  3.03 Issuance, Sale and Delivery of the Shares. The Shares have been duly authorized and, when issued, delivered and paid for in the manner set forth in this Agreement, will be duly authorized, validly issued, fully paid and nonassessable. No preemptive rights or other rights (which have not been waived) to subscribe for or purchase exist with respect to the issuance and sale of the Shares by the Company pursuant to this Agreement. No stockholder of the Company has any right to request or require the Company to register the sale of any shares owned by such stockholder under the Securities Act of 1933, as amended (the "Securities Act"), except for certain stockholders who have registration rights pursuant to the Company's March 29, 2000 Amended and Restated Investors Right Agreement (the "Investor Rights Agreement"). Subject to the satisfaction of the conditions set forth in Section 6.02, no further approval or authority of the stockholders or the Board of Directors of the Company will be required for the issuance and sale of the Shares as contemplated herein, or registration of the Shares under the Registration Rights Agreement. Without limiting the foregoing, no holders of outstanding shares of capital stock of the Company has any right, including, but not limited to, those rights set forth in the Investor Rights Agreement, which has not been waived to require the Company to register the offer or sale of any securities owned by such holder in the registration contemplated by the Registration Rights Agreement.

                  3.04 Due Execution, Delivery and Performance of this Agreement. The Company has full legal right, corporate power and authority to enter into this Agreement and the Registration Rights Agreement and to perform the transactions contemplated hereby and thereby. Each of this Agreement and the Registration Rights Agreement has been duly authorized, executed and delivered by the Company. The execution, delivery and performance of this Agreement and the Registration Rights Agreement by the Company and the consummation of the transactions contemplated hereby and thereby will not violate any provision of the organizational documents of the Company and will not result in the creation of any lien, charge, security interest or encumbrance upon any assets or property of the Company pursuant to the terms or provisions of, or will not conflict with, result in the breach or violation of, or constitute, either by itself or upon notice or the passage of time or both, a default under any agreement, mortgage, deed of trust, lease, franchise, license, indenture, permit or other instrument to which the Company is a party or by which the Company or any of its assets or properties may be bound or affected or, to the Company's knowledge, and subject to satisfaction of


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the conditions set forth in Section 6.02, any statute or any authorization, judgment, decree, order, rule or regulation of any court or any regulatory body, administrative agency or other governmental body applicable to the Company or any of its properties. No consent, approval, authorization or other order of any court, regulatory body, administrative agency or other governmental body is required for the execution, delivery and performance of this Agreement or the Registration Rights Agreement or the consummation of the transactions contemplated hereby or thereby, except for compliance with Blue Sky laws and federal securities laws applicable to the offering and registration for resale of the Shares and compliance with the rules and regulations of the securities exchange or trading market on which the Common Stock is listed. Upon the execution and delivery, and assuming the valid execution of this Agreement and the Registration Rights Agreement by the Purchaser, each of this Agreement and the Registration Rights Agreement will constitute valid and binding obligations of the Company, enforceable against the Company in accordance with their respective terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally and except as enforceability may be subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

                  3.05 Financials. The Company's financial statements (including all notes and schedules thereto) included in the `34 Act Reports present fairly the financial position, the results of operations, the statements of cash flows and the statements of stockholders' equity and the other information purported to be shown therein of the Company at the respective dates and for the respective periods to which they apply (subject, in the case of unaudited statements, to normal year end audit adjustments and the absence of footnotes) and such financial statements have been prepared in conformity with generally accepted accounting principles, consistently applied throughout the periods involved (except as may be indicated in the notes thereto). Since the date of the most recent financial statements included in the "34 Act Reports, there has not been: (i) any event or condition of any character that, either individually or cumatively, has or would have a Material Adverse Effect or (ii) any sale, assignment or transfer of any patents, trademarks, trade secrets or other intangible assets of the Company.

                  3.06 Contracts. The contracts described in the `34 Act Reports as being in effect on the date hereof, are in full force and effect on the date hereof, and the Company is not, nor to the Company's knowledge, is any other party in breach of or default under any written agreement which would have a Material Adverse Effect.

                  3.07 Compliance With Laws; No Actions. To its knowledge, the Company is not in violation of any applicable statute, rule, regulation, order or restriction of any domestic or foreign government or any instrumentality or agency thereof in respect of the conduct of its business or the ownership of its properties which violation would result in a Material Adverse Change. There are no legal or governmental actions, suits or proceedings pending or, to the Company's knowledge, threatened to which the Company is or may be a party or of which property owned or leased by the Company is or may be the subject. The Company is not a party to or subject to the provisions of any material injunction, judgment, decree or order of any court, regulatory body administrative agency or other governmental body.


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                  3.08 Finders' Fees. There is no investment banker, broker, finder or other intermediary which has been retained by or is authorized to act on behalf of the Company who might be entitled to any fee or commission from the Company or any of its affiliates upon consummation of the transactions contemplated by this Agreement.

                  3.09 Commission Reports. The Company has filed in a timely manner all documents that the Company was required to file with the Commission under the `34 Act and all rules and regulations thereunder since the date on which the Company became subject to such reporting requirements. As of their respective filing dates, all documents filed by the Company with the Commission complied in all material respects with the requirements of the `34 Act or the Securities Act, as applicable and all rules and regulations thereunder.

                  3.10 Taxes. The Company and its subsidiaries have filed all required federal, state and foreign income and franchise tax returns and have paid or accrued all taxes shown as due thereon, and the Company has no knowledge of any tax deficiency which has been or might be asserted or threatened against the Company or its subsidiaries which would have a Material Adverse Effect.

                  3.11 Insurance. Each of the Company and its subsidiaries maintains insurance of the types and in the amounts generally deemed adequate for its business, including, but not limited to, insurance covering all real and personal property owned or leased by the Company and its subsidiaries against theft, damage, destruction, acts of vandalism and all other risks customarily insured against, all of which insurance is in full force and effect.

                  3.12 Intellectual Property. There are no claims pending or, to the Company's knowledge, threatened that the Company or any of its subsidiaries is infringing (including with respect to the manufacture, use or sale by the Company or any of its subsidiaries of their respective products) upon any patent, patent application, trademark, trademark rights, trade names, trade name rights, copyrights, technical know-how and other proprietary intellectual property rights (the "Intellectual Property Rights") of a third party, and the Company has no reason to believe that the past or current business activities of the Company or its subsidiaries are reasonably likely to give rise to any such claim(s). To the Company's knowledge, no third party is infringing upon any material Intellectual Property Right of the Company.

                  3.13 Offering Valid. Assuming the accuracy of the representations and warranties of the Purchaser contained in Section 4 hereof, the offer, sale and issuance of the Shares will be exempt from the registration requirements of the Securities Act, and will have been registered or qualified (or are exempt from registration and qualification) under the registration, permit or qualification requirements of all applicable state securities laws.

                  3.14 Disclosure. Neither this Agreement nor any exhibit or other document delivered in connection herewith contains an untrue statement of a material fact or omits a material fact necessary to make the statements contained herein or therein, in the light of the circumstances under which they were made, not misleading. None of the statements, documents, certificates or other items supplied by the Company at the Closing shall contain an untrue statement of a material fact or omit a material fact necessary to make the statements contained therein, in light of the


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circumstances under which they are made, not misleading. There is no fact which the Company has not disclosed to the Purchaser and which is known to the Company (other than facts known to the general public or generally known in the Company's industry) which would cause a Material Adverse Effect. The Company has supplied the Purchaser with all written information previously requested by it in writing.

         SECTION 4. Representations and Warranties of the Purchaser. The Purchaser hereby represents and warrants to the Company on the date hereof and as of the Closing Date as follows:

                  4.01 Private Placement.

                           (a) Purchaser understands that the offering and sale
of the Shares is intended to be exempt from registration under the Securities
Act.

                           (b) Purchaser represents and warrants that it is
acquiring the Shares to be purchased by it pursuant to this Agreement for investment for Purchaser's own account and not with a view to the resale or distribution of such Shares or any interest therein other than in a transaction that is registered or exempt from registration under the Securities Act.

                           (c) Purchaser represents and warrants that it is an
"accredited investor" as such term is defined in Regulation D under the Securities Act.

                           (d) Purchaser represents and warrants that it (either
alone or together with its advisors) has sufficient knowledge and experience in financial and business matters so as to be capable of evaluating the merits and risks of its investment in the Shares, and is capable of bearing the economic risks of such investment, including a complete loss of its investment in the Shares to be purchased by it hereunder.

                           (e) Purchaser has been given the opportunity to ask
questions of, and receive answers from, the Company regarding the Company, the terms and conditions of the Shares and related matters, and has been furnished with the information it deems necessary or desirable to evaluate the merits and risks of its acquisition of the Shares.

                           (f) Purchaser understands that the Shares that it is
purchasing are characterized as "restricted securities" under the Securities Act inasmuch as they are being acquired from the Company in a transaction not involving a public offering and that under the Securities Act and applicable regulations, such Shares may be resold without registration under the Securities Act only in certain limited circumstances. It is understood that the certificates delivered at Closing evidencing the Shares will bear a restrictive legend.

                           (g) Purchaser has, in connection with its decision to
purchase the Shares, relied solely upon the `34 Act Reports and the representations and warranties of the Company contained in this Agreement, the Registration Rights Agreement and the License Agreements.

                  4.02 Additional Representations of Foreign Purchaser If the Purchaser does not reside in and is not a citizen of the United States, for the purpose of this Section 4, the Purchaser shall be deemed a "Foreign Purchaser" and the Purchaser represents, warrants and covenants to the


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Company, in addition to the other representations, warranties and covenants set forth in this Section 4, to the following, but only in the event, and to the extent, that the Purchaser seeks to rely upon the provisions of Regulation S for the resale of the Shares:

                           (a) Neither the Foreign Purchaser nor any person for
the account of whom such Foreign Purchaser is acting, including the estate of any such person, a trust of which any such person is a beneficiary, or a corporation, partnership, trust or other entity organized under the laws of the United States of America, is a citizen or resident of the United States of America (a "U.S. Person").

                           (b) Such Foreign Purchaser will not sell, transfer or
otherwise dispose of the Shares for the applicable restricted period as set forth in Regulation S, and such Foreign Purchaser will not thereafter sell or otherwise transfer the Shares and any securities issued upon conversion or exercise thereof to a U.S. Person unless the Company has received an opinion of counsel, satisfactory to the Company, that such transfer will not be in violation of the Securities Act or any applicable state securities laws.

                           (c) The Foreign Purchaser understands that the
Company will not allow any transfer or other disposition of the Shares and any securities issued upon conversion or exercise thereof unless the proposed transferee shall have executed an instrument containing the representations set forth in the foregoing paragraphs (a) and (b) of this section or the Company shall have received an opinion of counsel satisfactory to the Company to the effect that such proposed transfer would not be in violation of the Securities Act or any applicable state securities law.

                  4.03 Finders' Fees. There is no investment banker, broker, finder or other intermediary which has been retained by or is authorized to act on behalf of the Company or Purchaser who might be entitled to any fee or commission from the Company or any of its affiliates upon consummation of the transactions contemplated by this Agreement.

         SECTION 5. Additional Agreements and Covenants of the Company and the Purchaser.

                  5.01 Further Assurances. The Company and the Purchaser agree to execute and deliver such documents, certificates, agreements and other writings and to take such other actions as may be reasonably necessary or desirable in order to consummate or implement expeditiously the transactions contemplated by this Agreement and the Registration Rights Agreement.

                  5.02 Public Announcements. The Company and the Purchaser shall consult with each other before issuing any press release or making any public statement with respect to this Agreement or the transactions contemplated hereby and, except as may be required by applicable law or any listing agreement with any national securities exchange or trading market, will not issue any such press release or make any such public statement prior to such consultation.

         SECTION 6. Closing Deliveries.

                  6.01 Conditions to the Purchaser's Obligations. The obligation of the Purchaser to consummate the transactions contemplated by this Agreement shall be subject to the delivery of the fulfillment prior to or at the Closing of the following conditions:


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                           (a) The representations and warranties of the Company
contained in Section 3 shall be true on and as of the Closing in all material respects with the same effect as though such representations and warranties had been made on and as of the date of such Closing, except for those representations and warranties which address matters only as of a particular date, which shall remain true and correct as of such particular date and except where the failure to be true and correct will not have a Material Adverse Effect on the Company.

                           (b) The Company shall have performed and complied
with all agreements, obligations and conditions contained in this Agreement that are required to be performed or complied with by it on or before the Closing.

                           (c) The Company shall have obtained any and all
consents, permits and waivers necessary or appropriate for consummation of the transactions contemplated by this Agreement and the Registration Rights Agreement (except for such as may be properly obtained subsequent to the Closing).

                           (d) The Company shall have executed and delivered the
License Agreements.

                           (e) The Company shall have executed and delivered the
Registration Rights Agreement.

                           (f) The Company shall have delivered the following
closing documents in form and substance reasonably acceptable to the Purchaser's counsel:

                                    (i) a copy of the resolutions of the
Company's Board of Directors authorizing (A) the execution, delivery and consummation of this Agreement, the Registration Rights Agreement, and the License Agreements and (B) transactions contemplated hereby and thereby; and

                                    (ii) a certificate of the President of the
Company, dated the Closing Date, certifying that the conditions specified in this Section 6.01 have been fulfilled and that as of the Closing Date, there has not been no Material Adverse Effect.

                           (g) All corporate and other proceedings in connection
with the transactions contemplated at the Closing and all documents incident thereto shall be reasonably satisfactory in form and substance to Purchaser's counsel, and Purchaser's counsel shall have received all such counterpart originals or certified or other copies of such documents as they may reasonably request.

                  6.02 Conditions to the Obligations of the Company. The obligation of the Company to consummate the transactions contemplated by this Agreement shall be subject to the fulfillment at or prior to the Closing of the following conditions:

                           (a) The representations and warranties of the
Purchaser contained in Section 4 shall be true on and as of the Closing in all material respects with the same effect as though such representations and warranties had been made on and as of the Closing.


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                           (b) All authorizations, approvals or permits, if any,
of any governmental authority or regulatory body of the United States or of any state or of any securities exchange or trading market on which the Common Stock is listed that are required in connection with the lawful issuance and sale of Shares pursuant to this Agreement shall have been duly obtained and effective as of the Closing and all filings with such authorities or regulatory bodies shall have been made and accepted.

                           (c) The Purchaser shall have performed and complied
with all agreements, obligations and conditions contained in this Agreement that are required to be performed or complied with by it on or before the Closing.

                           (d) The Purchaser shall have paid the purchase price
as set forth in Section 1 above.

                           (e) The Purchaser shall have executed and delivered
the Registration Rights Agreement.

                           (f) The Purchaser shall have executed and delivered
the License Agreements.

                           (g) The Purchaser shall have delivered the first
milestone payment of USD $5,000,000 pursuant to the License Agreement.

                           (h) All corporate and other proceedings in connection
with the transactions contemplated at the Closing and all documents incident thereto shall be reasonably satisfactory in form and substance to Company's counsel.

         SECTION 7. Survival of Representations and Warranties. The representations and warranties provided for in this Agreement shall survive for one year from the Closing Date, except for those representations and warranties which address matters only as of a particular date, which shall remain true and correct as of such particular date.

         SECTION 8. Miscellaneous.

                  8.01 Notices. All notices, requests and other communications to any party hereunder shall be in writing (including telecopier or similar writing) and shall be given to such party at its address or telecopier number as set forth below, or such other address or telecopier number as such party may hereinafter specify for the purpose of giving notice hereunder to the party giving such notice. Each such notice, request or other communication shall be effective: (i) if given by telecopier, when such telecopier is transmitted to the telecopier number specified pursuant to this Section 8.01 and the appropriate confirmation is received or; (ii) if given by mail, 72 hours after such communication is deposited in the mails, certified mail, return receipt requested, postage prepaid, addressed as aforesaid or; (iii) if given by any other means, when delivered at the address as follows:


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         If to the Company, to:

                 ISTA Pharmaceuticals, Inc.

                 15279 Alton Parkway #100

                 Irvine, California  92618

                 Attention:  J.C. MacRae

                 Telecopier: (949) 789-7744

         With a copy to:

                 Wilson Sonsini Goodrich & Rosati

                 650 Page Mill Road

                 Palo Alto, CA 94304

                 Attention: Issac Vaughn

                 Telecopier:  (650) 493-6811

         If to Purchaser, to:

                  Otsuka Pharmaceutical Co., Ltd.

                  3-2-27, Otedori

                  Chuo-ku

                  Osaka, Japan

                  Attn:

                  Tel: (6) 6231-7067

                  Telecopier:

         With a copy to:

                  Heller, Ehrman, White & McAuliffe, LLP

                  701 Fifth Avenue, Suite 6100

                  Seattle, WA 98104

                  Attn:  Kevin F. Kelly

                  Fax:  206-447-0849

                  Tel:  206-447-0900

                  8.02 Amendments and Waivers.

                           (a) Any term of this Agreement may be amended and the
observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the Purchaser. Any amendment or waiver effected in accordance with this paragraph shall be binding upon each holder of any securities purchased under this Agreement at the time outstanding (including securities into which such securities are convertible), each future holder of all such securities, and the Company.


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
                           (b) No failure or delay by any party in exercising
any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by law.

                  8.03 Successors and Assigns. The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns; provided, however, that no party may assign, delegate or otherwise transfer any of its rights or obligations under this Agreement without the consent of the other party.

                  8.04 Governing Law. This Agreement and all matters arising directly or indirectly herefrom shall be governed by, and construed in accordance with, the laws of the State of California without regard to the conflicts of laws principles thereof.

                  8.05 Consent to Jurisdiction. The parties hereto agree that any suit, action or proceeding relating to or arising out of this Agreement or the transactions contemplated hereby, shall be brought in the federal and state courts located in Orange County, California, so long as one of such courts shall have subject matter jurisdiction over such suit, action or proceeding, and that any cause of action arising out of this Agreement directly or indirectly shall be deemed to have arisen from a transaction of business in the State of California, and each of the parties hereby irrevocably consents to the jurisdiction of such courts (and of the appropriate appellate courts therefrom) in any such suit, action or proceeding and irrevocably waives, to the fullest extent permitted by law, any objection that it may now or hereafter have to the laying of the venue of any such suit, action or proceeding in any such court or that any such suit, action or proceeding which is brought in any such court has been brought in an inconvenient forum. Process in any such suit, action or proceeding may be served on any party anywhere in the world, whether within or outside the jurisdiction of any such court. Without limiting the foregoing, each party agrees that service of process on such party as provided in Section 8.01 shall be deemed effective service of process on such party.

                  8.06 WAIVER OF JURY TRIAL. THE COMPANY AND THE PURCHASER EACH HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATED TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

                  8.07 Counterparts; Facsimile Signatures. This Agreement may be executed in counterparts, each of which shall be deemed an original agreement, but all of which together shall constitute one and the same instrument. Execution and delivery of this Agreement by facsimile transmission shall constitute execution and delivery of this Agreement for all purposes, with the same force and effect as execution and delivery of an original manually signed copy hereof.

                  8.08 Entire Agreement. This Agreement, the Registration Rights Agreement, and the License Agreements constitute the entire agreement and understanding between the parties hereto and supersedes any and all prior agreements and understandings, written or oral, relating to the subject matter of this Agreement, the Registration Rights Agreement, and the License Agreements.


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                  8.09 Headings. The headings in this Agreement are included for convenience of reference only and shall be ignored in the construction or interpretation hereof.

                  8.10 Attorneys Fees. In the event any suit or action is instituted to enforce any provision in this Agreement, the substantially prevailing party in such dispute shall be entitled to recover from the losing party all fees, costs and expenses of enforcing any right of such prevailing party under or with respect to this Agreement, including without limitation, such reasonable fees and expenses of attorneys and accountants, which shall include, without limitation, all fees, costs and expenses of appeal.

                  8.11 Severability. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof but shall be interpreted as if it were written so as to be enforceable to the maximum extent permitted by applicable law, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. To the extent permitted by applicable law, the parties hereby waive any provision of law which renders any provisions hereof prohibited or unenforceable in any respect.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized representatives as of the day and year first above written.

                                           ISTA PHARMACEUTICALS, INC.



                                           By:      /s/ J.C. MacRae
                                              ----------------------------------
                                              Name:   J.C. MacRae

                                              Title:  Executive Vice President,

                                              Chief Operating Offer and

                                              Chief Financial Officer





                                           OTSUKA PHARMACEUTICAL CO., LTD.



                                           By:      /s/ Ichiro Otsuka
                                              ----------------------------------
                                              Name:   Ichiro Otsuka

                                              Title:  Managing Director